UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________
Form 8-K/A

______________________

Amendment No. 2
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2013
______________________
Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

_______________________
Commission File Number: 000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2121 Rosecrans Avenue, Suite 3321 El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Essential Asset REIT, Inc., a Maryland corporation (the “Registrant”), hereby amends its Current Report on Form 8-K filed on November 12, 2013 (and subsequently amended on November 14, 2013), for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a portfolio consisting of 18 office properties located in 11 states (the “Investment Grade Portfolio”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.
Item 9.01. Financial Statements

REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
Griffin Capital Essential Asset REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the
Investment Grade Portfolio property (the “Investment Grade Portfolio”, as defined in Note 1) for the year ended December 31, 2012, and the related notes to the statement of revenues and certain operating expenses.

Management’s Responsibility for the Statement of Revenue and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Investment Grade Portfolio property for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Investment Grade Portfolio property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
January 22, 2014

INVESTMENT GRADE PORTFOLIO
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2013	Year Ended December 31, 2012
	(unaudited)
Revenues:
Rentals	$40,321,080	$52,989,351
Property operating expense reimbursement recoveries	6,764,589	9,626,711
Property tax recoveries	4,189,051	6,188,557
Total revenues	51,274,720	68,804,619
Certain operating expenses:
Property operating expenses	14,182,251	18,290,985
Property tax expense	7,142,790	9,656,142
Total certain operating expenses	21,325,041	27,947,127
Excess of revenues over certain operating expenses	$29,949,679	$40,857,492
See accompanying notes

INVESTMENT GRADE PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	Organization
Griffin Capital Essential Asset REIT, Inc. (the “Company”), through 18 special purpose entities (the “Borrower SPEs”) wholly-owned by Griffin Capital Essential Asset Operating Partnership, L.P. (the “Operating Partnership”), acquired a portfolio consisting of 18 office properties located in 11 states (the “Investment Grade Portfolio”) on November 5, 2013.

2.	Basis of Presentation
The accompanying statements of revenues and certain operating expenses (the “Statements”) have been prepared to comply with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission (“SEC”). The Statements are not representative of the actual operations for the periods presented, as certain revenues and operating expenses that may not be comparable to the revenues and operating expenses the Company expects to incur in the future operations of the Investment Grade Portfolio have been excluded. Excluded items consist of interest income and certain operating expenses including depreciation and amortization. Management is not aware of any factors related to the Investment Grade Portfolio that would cause this financial information not to be indicative of future operating results.
The unaudited statement of revenues and certain operating expenses for the nine months ended September 30, 2013 was prepared on the accrual basis of accounting and in accordance with principles generally accepted in the United States (“GAAP”) for interim financial information as contained in the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”), and in conjunction with rules and regulations of the SEC. Certain information and footnote disclosures required for annual financial statements have been condensed or excluded pursuant to SEC rules and regulations. Accordingly, the unaudited statement of revenues and certain operating expenses does not include all of the information and footnotes required by GAAP for complete financial statements. The unaudited statement of revenues and certain operating expenses includes accounts and related adjustments, which are, in the opinion of management, of normal recurring nature and necessary for a fair presentation of the Investment Grade Portfolio’s results of operations.
Revenue Recognition
The Investment Grade Portfolio leases are accounted for as operating leases. Revenue is recognized on a straight line basis in accordance with the contractual terms of the leases. The Company processes the payment of certain operating expenses for properties comprising the Investment Grade Portfolio, which are leased under triple-net leases, some of which are reimbursed monthly by certain tenants based on predetermined estimates for each property. The Company reconciles actual expenses incurred to the total of the monthly estimates received, and the difference is either charged or refunded to such tenants.
Use of Estimates
The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT GRADE PORTFOLIO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

3.	Leases
The following table summarizes the future minimum rent payments pursuant to the terms of the leases for the properties comprising the Investment Grade Portfolio as of December 31, 2012:

2013	$46,781,790
2014	50,638,009
2015	51,447,752
2016	50,796,494
2017	50,347,299
Thereafter	199,342,944
Total	$449,354,288

4.	Subsequent Events
The Company has completed an evaluation of all transactions subsequent to the date of the financial statements through January 21, 2014, the date the financial statements were available to be issued.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On November 5, 2013, Griffin Capital Essential Asset REIT, Inc. (the “Company”), through 18 special purpose entities (the “Borrower SPEs”) wholly-owned by Griffin Capital Essential Asset Operating Partnership, L.P. (the “Operating Partnership”), acquired a portfolio consisting of 18 office properties located in 11 states (the “Investment Grade Portfolio”).
The purchase price of the Investment Grade Portfolio was $521.5 million was partially funded through (1) a $300.0 million term loan with KeyBank National Association (“KeyBank Term Loan”), whereby the Company, through the Borrower SPEs, drew $282.0 million (the “KeyBank Term Loan”) and the remaining $18.0 million can be drawn for deferred maintenance specifically identified prior to closing the acquisition; and (2) a preferred limited partnership unit offering (the “Preferred Unit Investment”) with an affiliate of Starwood Property Trust, Inc. (the “Investor”), pursuant to which the Investor provided a $250.0 million equity investment in the Operating Partnership in exchange for 24,319,066 Series A Cumulative Redeemable Exchangeable Preferred Units of limited partnership interest (the “Preferred Units”) of the Operating Partnership.
The pro forma consolidated statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013 have been prepared to comply with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission. The pro forma condensed consolidated balance sheet as of September 30, 2013 and the pro forma consolidated statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013 are not necessarily indicative of what the actual financial position and operating results would have been had the properties acquired in the current year been acquired on January 1, 2012 nor do they purport to represent the Company’s future financial position or operating results.
The unaudited pro forma consolidated statement of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013 should be read in conjunction with the consolidated financial statements of Griffin Capital Essential Asset REIT, Inc. and accompanying notes thereto filed on Form 10-Q for the nine months ended September 30, 2013 and those included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2012 and the Company’s Form 8-Ks filed on May 7, 2013 and November 6, 2013 relating to the acquisitions of the Schlumberger property on May 1, 2013 and the Investment Grade Portfolio on November 5, 2013, respectively. In the Company’s opinion, all adjustments necessary to reflect the effects of the properties acquired, the respective debt, and the issuance of the Company’s shares have been made.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED BALANCE SHEET
September 30, 2013

	Historical September 30, 2013	Pro forma Adjustment- Investment Grade Portfolio		Pro forma
ASSETS:
Rental properties, net	$543,553,195	$516,692,209	A	$1,060,245,404
Above market leases, net	6,994,885	14,026,204	A	21,021,089
Cash and cash equivalents	57,825,366	2,883,868	B	60,709,234
Restricted cash	8,592,836	16,935,094	C	25,527,930
Investment in unconsolidated entity	1,443,085	—		1,443,085
Deferred financing costs, net	4,416,380	4,309,998	D	8,726,378
Deferred rent receivable and other assets	13,590,295	(1,884,049)	E	11,706,246
Total assets	$636,416,042	$552,963,324		$1,189,379,366
LIABILITIES:
Mortgage payable, plus unamortized premium of $348,366	$170,241,980	$ —		$170,241,980
KeyBank Credit Facility	171,699,848	—		171,699,848
KeyBank Term Loan	—	282,000,000	F	282,000,000
Total debt	341,941,828	282,000,000		623,941,828
Restricted reserves	6,240,713	16,935,094	C	23,175,807
Below market leases, net	13,123,434	9,218,413	A	22,341,847
Due to affiliates	1,272,495	—		1,272,495
Prepaid rent	2,901,005	2,395	G	2,903,400
Accounts payable and other liabilities, including distributions payable	5,554,792	38,024	H	5,592,816
Total liabilities	371,034,267	308,193,926		679,228,193
Preferred equity subject to redemption	—	250,000,000	I	250,000,000
Noncontrolling interests subject to redemption	4,886,686	—		4,886,686
Common stock subject to redemption	8,960,936	—		8,960,936
EQUITY:
Preferred Stock, $0.001 par value, 200,000,000 shares authorized, 0 shares issued and outstanding	—	—		—
Common Stock, $0.001 par value, 700,000,000 shares authorized, 30,368,013 shares issued and outstanding, historical and pro forma, respectively	306,966	—		306,966
Additional paid-in capital	262,441,021	(5,230,602)	J	257,210,419
Cumulative distributions	(19,800,857)	—		(19,800,857)
Accumulated deficit	(13,906,671)	—		(13,906,671)
Total stockholders’ equity	229,040,459	(5,230,602)		223,809,857
Noncontrolling interests	22,493,694	—		22,493,694
Total equity	251,534,153	(5,230,602)		246,303,551
Total liabilities and equity	$636,416,042	$552,963,324		$1,189,379,366
See accompanying notes

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2012

	Historical	Schlumberger Historical	Investment Grade Portfolio- Historical	Pro forma Adjustment		Pro forma
Revenues:
Rental income	$22,133,285	$2,538,183	$52,989,351	$(7,129,880)	a	$70,530,939
Property tax recoveries	563,797	30,226	6,188,557	—		6,782,580
Property management fee and expense reimbursement recoveries	2,792,936	72,006	9,626,711	—		12,491,653
Total revenue	25,490,018	2,640,415	68,804,619	(7,129,880)		89,805,172
Expenses:
Asset management fees to affiliates	1,882,473	—	—	4,276,875	b	6,159,348
Property management fees to affiliates	669,523	—	—	1,728,571	c	2,398,094
Property operating expenses	542,373	926,146	18,290,985	—		19,759,504
Property tax expense	2,701,126	481,156	9,656,142	—		12,838,424
Acquisition fees and expenses to non-affiliates	1,332,385	—	—	—		1,332,385
Acquisition fees and expenses to affiliates	4,816,500	—	—	—		4,816,500
General and administrative expenses	2,033,401	—	—	—		2,033,401
Depreciation and amortization	9,426,785	—	—	30,596,316	d	40,023,101
Total expenses	23,404,566	1,407,302	27,947,127	36,601,762		89,360,757
Income (loss) from operations	2,085,452	1,233,113	40,857,492	(43,731,642)		444,415
Other income (expense):
Interest expense	(7,760,015)	—	—	(6,555,680)	e	(14,315,695)
Interest income	545	—	—	—		545
Net income (loss)	(5,674,018)	1,233,113	40,857,492	(50,287,322)		(13,870,735)
Distributions to redeemable preferred unit holders	—			(19,010,417)	f	(19,010,417)
Less: net loss attributable to noncontrolling interests	1,739,105				g	9,058,974
Net loss attributable to controlling interests	(3,934,913)					(23,822,178)
Distributions to redeemable noncontrolling interests attributable to common stockholders	(259,612)					(259,612)
Net loss attributable to common Stockholders	$(4,194,525)					$(24,081,790)
Net loss attributable to common stockholders per share, basic and diluted	$(0.46)					$(2.65)
Weighted average number of common shares outstanding, basic and diluted	9,073,641					9,073,641
See accompanying notes

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2013

	Historical	Schlumberger Historical	Investment Grade Portfolio Historical	Pro forma Adjustment		Pro forma
Revenues:
Rental income	$30,361,740	$725,968	$40,321,080	$(1,615,043)	a	$69,793,745
Property tax recoveries	654,230	81,220	4,189,051	—		4,924,501
Property management fee and expense reimbursement recoveries	7,018,418	164,849	6,764,589	—		13,947,856
Total revenue	38,034,388	972,037	51,274,720	(1,615,043)		88,666,102
Expenses:
Asset management fees to affiliates	2,532,286	—	—	3,024,859	b	5,557,145
Property management fees to affiliates	1,194,040	—	—	1,395,245	c	2,589,285
Property operating expenses	4,077,977	268,655	14,182,251	—		18,528,883
Property tax expense	4,076,011	126,113	7,142,790	—		11,344,914
Acquisition fees and expenses to non-affiliates	1,022,724	—	—	(134,803)	h	887,921
Acquisition fees and expenses to affiliates	7,303,203	—	—	(1,462,500)	h	5,840,703
General and administrative expenses	2,027,731	—	—	—		2,027,731
Depreciation and amortization	13,414,568	—	—	22,040,936	d	35,455,504
Total expenses	35,648,540	394,768	21,325,041	24,863,737		82,232,086
Income (loss) from operations	2,385,848	577,269	29,949,679	(26,478,780)		6,434,016
Other income (expense):
Interest expense	(9,233,586)	—	—	(4,696,506)	e	(13,930,092)
Interest income	603	—	—	—		603
Gain on investment in unconsolidated entity	160,000	—	—	—		160,000
Loss from investment in unconsolidated entity	(110,585)	—	—	—		(110,585)
Net income (loss)	(6,797,720)	577,269	29,949,679	(31,175,286)		(7,446,058)
Distributions to redeemable preferred unit holders	—			(19,010,417)	f	(19,010,417)
Less: net loss attributable to noncontrolling interests	1,089,432				g	4,535,158
Net loss attributable to controlling interest	(5,708,288)					(21,921,317)
Distributions to redeemable noncontrolling interests attributable to common stockholders	(231,512)					(231,512)
Net loss attributable to common Stockholders	$(5,939,800)					$(22,152,829)
Net loss attributable to common stockholders per share, basic and diluted	$(0.29)					$(1.08)
Weighted average number of common shares outstanding, basic and diluted	20,597,265					20,597,265
See accompanying notes

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Rental Properties
On May 1, 2013, the Company, through a wholly-owned subsidiary of the Operating Partnership, acquired a six-story office facility located in Houston, Texas (the “Schlumberger property”). The Schlumberger property is 97% leased pursuant to a triple-net lease to Schlumberger Technology Corporation (“Schlumberger”), obligating Schlumberger to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the annual rent was $20.50 per square foot and the remaining term was approximately 11 years. The remaining 3% of the Schlumberger property is leased to a Fitness Center, Citiline Deli and the management office. The Citiline Deli is leased pursuant to a full service gross lease expiring in 2021.
On November 5, 2013, the Company, through 18 Borrower SPEs wholly-owned by the Operating Partnership, acquired the Investment Grade Portfolio, consisting of 18 office properties located in 11 states.
The Schlumberger property and the properties comprising the Investment Grade Portfolio are hereinafter referred to as the “Properties.”
In accordance with Accounting Standards Codification (“ASC”) 805-10, Business Combinations (“ASC 805-10”), the Company performs the following procedures when allocating the acquired value of real estate: (1) estimate the fair value of the real estate as of the transaction date on an “as if vacant basis;” (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases, leasing costs associated with in-place leases, tenant relationships and other intangible assets. The allocation of the acquisition value of the Investment Grade Portfolio properties, which has been prepared, as of the transaction date, in accordance with the methodology discussed above, is preliminary. The final allocation will be included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2013.
The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and tenant improvements are amortized over the shorter of estimated useful life and remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease (with consideration as to below market extension options for below market leases) and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease.
Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2013 reflects the following adjustments:
A. The acquisition of the Investment Grade Portfolio is reflected in the unaudited pro forma condensed consolidated balance sheet of the Company at fair market value. Rental properties, net and in-place lease valuation are comprised of the following:

Building and Improvements	$62,672,660
Land	335,263,020
Intangible leasing assets	118,756,529
Rental properties, net	516,692,209
In-place lease valuation- above market	14,026,204
In-place lease valuation- below market	(9,218,413)
Total	$521,500,000

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

B. Represents the excess funds received upon closing, less the reimbursement of earnest deposits advanced by Griffin Capital Corporation, the Company’s sponsor.
C. Various rent abatement and tenant improvement allowance reserves were funded by the seller through closing, which are held in reserve by the lender.
D. Financing costs totaling $4.3 million, consisting of appraisal and lender legal fees, were capitalized. These fees were paid to KeyBank at closing in consideration for the Key Bank Term Loan.
E. Represents (1) earnest deposits totaling $1.0 million, which were deposited into escrow for the benefit of the seller, pursuant to the purchase and sale agreement for the Investment Grade Portfolio acquisition; and (2) a combined $1.0 million in deposits in conjunction with the KeyBank Term Loan and the Preferred Unit Investment. At closing, the earnest deposit was applied against the purchase price, and the Key Bank Term Loan and Preferred Unit Investment deposits were applied against fees due to Key Bank and the Investor. The balance is net of a $0.1 million receivable due from title at closing.
F. In connection with the acquisition of the Investment Grade Portfolio, the Company drew $282.0 million from the KeyBank Term Loan to partially finance the acquisition.
G. Consists of prepaid rent for certain properties within the Investment Grade Portfolio.
H. Consists mainly of accrued property expenses for certain properties within the Investment Grade Portfolio.
I. Represents gross proceeds received in connection with the Preferred Unit Investment, pursuant to which the Investor provided a $250.0 million equity investment in the Operating Partnership in exchange for 24,319,066 Preferred Units of the Operating Partnership.
J. Represents costs incurred in conjunction with the Preferred Unit Investment.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013
The historical amounts for properties include historical operating revenues and certain expenses for the period presented. Property level expenses, such as depreciation, interest expense and management fees, for the Properties are presented as pro forma adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013, and are derived from the results of each transaction.
The following are the explanations for operating and property level revenues and certain expenses included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013:
a. The historical rent revenue represents the contractual and straight-line rent pursuant to the lease in effect during the time period presented. The Pro Forma Adjustments are presented to adjust contractual rent revenue to a straight-line basis and to amortize the in-place lease valuation, in accordance with ASC 805-10, for the Properties as if they were acquired on January 1, 2012. Since the Schlumberger lease commenced on January 1, 2012, the straight-line rent adjustments for the Schlumberger property are included in the rental revenues total as required by Rule 3-14 of Regulation S-X and therefore are not included in the Pro Forma Adjustments.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following summarizes the adjustment made to rent revenue for the year ended December 31, 2012:

	Schlumberger	Investment Grade Portfolio	Total
Adjustment to contractual and straight-line rent	$ —	$(6,880,304)	$(6,880,304)
(Above)/below market, in-place rent	167,641	(417,217)	(249,576)
	$167,641	$(7,297,521)	$(7,129,880)

The following summarizes the adjustment made to rent revenue for the nine-month period ended September 30, 2013:

	Schlumberger	Investment Grade Portfolio	Total
Adjustment to contractual and straight-line rent	$ —	$(1,235,537)	$(1,235,537)
(Above)/below market, in-place rent	41,795	(421,301)	(379,506)
	$41,795	$(1,656,838)	$(1,615,043)
b. Asset management fees are paid monthly to the Company’s advisor, Griffin Capital Essential Asset Advisor, LLC, (the “Advisor”) at 0.0625%, or 0.75% annually, based on the aggregate book value of the Properties, pursuant to the Second Amended and Restated Advisory Agreement dated November 9, 2010, as amended (the “Advisory Agreement”).
c. Property management fees are paid to Griffin Capital Essential Asset Property Management, LLC monthly at 3.0% of gross property revenues received, including base contractual rent and expense recovery, pursuant to the current property management agreement.
d. Depreciation expense is reflected in the pro forma based on an estimated useful life of 40 years for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.
The following tables summarize the adjustment made to depreciation and amortization expense by asset category for the year ended December 31, 2012:

	Schlumberger	Investment Grade Portfolio	Total
Building and building improvements	$998,026	$8,369,339	$9,367,365
Tenant absorption and leasing costs	728,476	20,500,475	21,228,951
	$1,726,502	$28,869,814	$30,596,316

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following tables summarize the adjustment made to depreciation and amortization expense by asset category for the nine months ended September 30, 2013:

	Schlumberger	Investment Grade Portfolio	Total
Building and building improvements	$248,823	$6,286,182	$6,535,005
Tenant absorption and leasing costs	181,620	15,324,311	15,505,931
	$430,443	$21,610,493	$22,040,936
e. The Company drew $20.3 million from the KeyBank Credit Facility in connection with the acquisition of the Schlumberger property. Additionally, the Company drew $282.0 million from the KeyBank Term Loan to partially finance the acquisition of the Investment Grade Portfolio. Interest expense related to the acquired property debt for each acquisition is reflected in the pro forma based on the interest rates and terms described below.
The following table summarizes the adjustment made to interest expense for the year ended December 31, 2012:

	KeyBank Credit Facility	KeyBank Term Loan	Total
Schlumberger (1)	$440,510	$ —	$440,510
Investment Grade Portfolio (1)	—	6,115,170	6,115,170
	$440,510	$6,115,170	$6,555,680

___________

(1)	Based on interest rates of 2.17% which was in effect as of December 31, 2013.
The following table summarizes the adjustment made to interest expense for the nine months ended September 30, 2013:

	KeyBank Credit Facility	KeyBank Term Loan	Total
Schlumberger (1)	$110,128	$ —	$110,128
Investment Grade Portfolio (1)	—	4,586,378	4,586,378
	$110,128	$4,586,378	$4,696,506

____________

(1)	Based on interest rates of 2.17% which was in effect as of December 31, 2013.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

f. The holders of the Preferred Units receive distributions at a varying rate based upon the length of time the Preferred Units have been outstanding. As of the acquisition date of the Investment Grade Portfolio, distributions are paid at a rate of LIBOR (subject to a minimum floor of 0.25%) plus 7.25% per annum per Preferred Unit. Adjustment is based on the LIBOR which was in effect as of December 31, 2013.

g. The following table summarizes the weighted average shares and units outstanding at September 30, 2013 and December 31, 2012 and the allocable percentage of noncontrolling interest:

	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Weighted average shares outstanding- historical basis	9,073,641	20,597,265
Operating partnership units issued in conjunction with the property contributions and acquisitions including the initial capitalization of the operating partnership (A)	3,450,477	4,261,233
Total outstanding shares and units – pro forma basis (B)	12,524,118	24,858,498
Percentage of operating partnership units (noncontrolling interests) to total outstanding shares (A/B)	27.55%	17.14%
Net loss	$(13,870,735)	$(7,446,058)
Distributions to redeemable preferred unit holders	$(19,010,417)	$(19,010,417)
Net loss including distributions to redeemable preferred unit holders	$(32,881,152)	$(26,456,475)
Net loss attributable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	$(9,058,974)	$(4,535,158)
gh. Acquisition fees and expenses are incurred with each acquisition transaction, including acquisition fees and expenses paid to affiliates. Under the Advisory Agreement, the Advisor receives acquisition fees equal to 2.5% of the contract purchase price for each property acquired and acquisition expense reimbursements up to 0.5% of the contract purchase price for each property acquired. The pro forma adjustments reflect the acquisition of the Properties as of January 1, 2012, and the related acquisition fees and expenses that would have been incurred in operations for the year ended December 31, 2012. Therefore, the fees and expenses paid for the Schlumberger property are deducted from operations for the nine-month period ended September 30, 2013 as they are already included in the totals based on an acquisition date of May 1, 2013.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

Date: January 22, 2014	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer

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